UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2023

The Eastern Company
(Exact Name of Registrant as Specified in Charter)

Connecticut	001-35383	06-0330020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Enterprise Drive, Suite 408, Shelton, Connecticut 06484

(Address of Principal Executive Offices) (Zip Code)

(203) 729-2255

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	EML	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2023, James Woidke resigned as Chief Operating Officer of The Eastern Company (the “Company”). On March 24, 2023, the Company announced that it had eliminated the position of Chief Operating Officer effective as of April 1, 2023. On April 1, 2023, Mark A. Hernandez, the Company’s President and Chief Executive Officer, will assume the duties that were previously the responsibility of Mr. Woidke, and Mr. Woidke will cease to be an employee of the Company as of such date. The Company and Mr. Woidke have agreed to treat Mr. Woidke’s departure as a termination by the Company without good reason for purposes of Mr. Woidke’s receipt of any accrued compensation and severance pay under Mr. Woidke’s termination agreement with the Company, dated January 14, 2022 (the “Termination Agreement”).  If Mr. Woidke timely enters into a general release and waiver of claims (and such release and waiver is not revoked), he will be entitled to the benefits provided under Sections 1(b) and 1(c) of that Termination Agreement.

Biographical information for Mr. Hernandez can be found in the Company’s proxy statement for its 2023 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 14, 2023.

Item 7.01. Regulation FD Disclosure.

On March 24, 2023, the Company issued a press release announcing the departure of Mr. Woidke. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release issued by The Eastern Company, dated March 24, 2023

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Eastern Company

Date: March 24, 2023	By:	/s/ Nicholas Vlahos
Nicholas Vlahos
Chief Financial Officer

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